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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 23, 2003
(Date of earliest event reported)

Commission File No. 333-104940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                          36-4514369
(State of Incorporation)                    (I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina           28255
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Address of principal executive offices                    (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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                    (Former name, former address and former
                   fiscal year, if changed since last report)


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ITEM 5.    Other Events
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               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.
                                       -2-

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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------
   (99)                 Computational Materials prepared by Banc of America
                        Securities LLC in connection with Banc of America
                        Mortgage Securities, Inc., Mortgage Pass-Through
                        Certificates, Series 2003-6

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANC OF AMERICA MORTGAGE
                                           SECURITIES, INC.

July 23, 2003
                                           By: /s/ Judy Lowman
                                               ----------------------------
                                               Judy Lowman
                                               Vice President

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                                INDEX TO EXHIBITS
                                -----------------

                                                               Paper (P) or
Exhibit No.         Description                                Electronic (E)
-----------         -----------                                --------------
 (99)               Computational Materials                     P
                    prepared by Banc of
                    America Securities
                    LLC in connection
                    with Banc of America
                    Mortgage Securities, Inc.,
                    Mortgage Pass-Through
                    Certificates, Series 2003-6